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                                                                   EXHIBIT 10.20

                           NON-COMPETITION UNDERTAKING


     UNDERTAKING dated March 13, 1986, by Thomas J. Cobery, in favor of TRANSKRIT CORPORATION, a New York corporation (hereinafter called the "Purchaser").


                              W I T N E S S E T H:

     WHEREAS, the Purchaser has entered into an Agreement of Purchase and Sale of Stock (the "Agreement") of even date herewith, with the shareholders of Label Art, Inc., a Delaware corporation (the "Corporation"), pursuant to which the Purchaser is to purchase from such shareholders and such shareholders are to sell to the Purchaser, all of the issued and outstanding shares of the Corporation (the "Shares"); and

     WHEREAS, the undersigned is one of the shareholders of the Corporation or is an employee or officer of the Corporation; and

     WHEREAS, the assets of the Corporation include its list of customers, distributors and users of its label products and their particular requirements for labels and its list of suppliers and their particular ability to meet the Corporation's requirements for supplies (the "List") which the undersigned acknowledges (i) is not readily ascertainable by anyone seeking to engage in a competitive business,


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(ii) was developed by the Corporation over an extended period of time, with considerable effort and at substantial expense and (iii) is maintained by the Corporation as a trade secret, being disclosed in confidence to the undersigned and other employees of the Corporation only to the extent necessary to enable them to perform their services to the Corporation; and

     WHEREAS, the assets of the Corporation also include various techniques, know-how, technical data, operations and systems for use in the Company's business (the "Proprietary Information") which the undersigned acknowledges (i) were developed by or for the Corporation at substantial expense, (ii) are not ascertainable or readily capable of being reproduced by anyone seeking to engage in a competitive business and (iii) are maintained by the Corporation as a trade secret, being disclosed in confidence to the undersigned and other employees of the Corporation only to the extent necessary to enable them to perform their services to the Corporation.

     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which by the undersigned is hereby acknowledged, and in order to induce the Purchaser to purchase the Shares pursuant to the terms of the Agreement, and with knowledge by the undersigned that Purchaser's willingness to purchase the Shares is based in part upon the value of the List and the Proprietary Information and the agreement of the undersigned


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to maintain the List and the Proprietary Information as trade secrets of the
Corporation, the undersigned hereby undertakes and agrees as follows:

     1. The undersigned will not use, disclose, duplicate, or otherwise offer to others or have any interest in any business which shall use, disclose, duplicate, or otherwise offer to others, all or any part of the Proprietary Information (unless such item of Proprietary Information is generally known, other than by reason of any act of the undersigned) or of the List.

     2. The undersigned will not, for a period of eighteen (18) months from the date of closing of the transactions contemplated by the Agreement or, if the undersigned shall be or become an employee of the Corporation, for a period of eighteen (18) months after termination of the employment of the undersigned by the Corporation for whatever reason, directly or indirectly, on his own behalf, or on behalf of any other person, firm or corporation, whether as officer, director, shareholder, partner, employee, consultant or otherwise (i) sell, or solicit the sale of, or have any interest in any business which shall sell or solicit the sale of, any product or service which was sold or offered for sale by the Corporation on the date hereof or, if the undersigned shall be or become an employee of the Corporation, any such product or service sold or offered for sale by the Corporation during the term of the employment of the under-


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signed by the Corporation, to any person, firm or corporation which was on the
List on the date of closing as a customer, distributor or user of the Corporation's products or services or, if the undersigned shall be or become an employee of the Corporation, during the term of the employment of the undersigned by the Corporation or (ii) purchase, or solicit the purchase of, or have any interest in any business which shall purchase or solicit the purchase of, any product or supply (other than any product or supply generally available at competitive prices in ample quantity) which was purchased by the Corporation on the date of closing or, if the undersigned shall be or become an employee of the Corporation, was purchased by the Corporation during the term of employment of the undersigned by the Corporation, from any person, firm or corporation which is on the List on the date of closing as a supplier to the Corporation or, if the undersigned shall be or become an employee of the Corporation, during the term of employment of the undersigned by the Corporation.

     3. The undersigned will not, for a period of one year from the date of closing of the transactions contemplated by the Agreement or, if the undersigned shall be or become an employee of the Corporation, for a period of six months after termination of the employment of the undersigned by the Corporation for whatever reason, directly or indirectly, on his own behalf, or on behalf of any other person,


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firm or corporation, whether an officer, director, shareholder, partner, employee, consultant or otherwise, engage in any business within the geographical area in which the Corporation is doing business on such date of closing or such date of termination of employment, which is competitive with any business of the Corporation or any of its affiliates as conducted at such date.

     4. The undersigned agrees that he will not, for a period of two years from the date of closing of the transactions contemplated by the Agreement or, if the undersigned shall be or become an employee of the Corporation, for a period of two years after termination of the employment of the undersigned by the Corporation for whatever reason, directly or indirectly, hire, entice away, or in any other manner persuade any other employee of the Corporation or any affiliate to discontinue or terminate his employment with the Corporation or any such affiliate.

     5. The undersigned acknowledges that the Purchaser will be irreparably damaged if the provisions of this Undertaking are not specifically enforced, and agrees that the Purchaser shall be entitled to an injunction restraining any violation of paragraphs 1, 2, 3 or 4 of this Undertaking by the undersigned and by anyone else who, with knowledge of this Undertaking, participates in, or benefits by, its violation (without any bond or other security being required), or any other appropriate decree of specific performance. This


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relief shall not be exclusive and shall be in addition to any other remedy which the Purchaser may have.

     6. If any provision of this Undertaking is held to be unenforceable for any reason, either in whole or in part, the court making such determination shall have the power to modify such provision, and this Undertaking shall then be enforceable and applicable in such modified form.

     If any action or proceeding is instituted to enforce a violation of any provision of this Undertaking and a decree granting an injunction or other equitable relief is issued in such action or proceeding, the term of the restriction or restrictions contained in this Undertaking that was the subject of such decree shall be extended to a date that in no event is less than one year from the date of entry of such decree.

     This Undertaking shall inure to the benefit of the Purchaser and its successors and assigns, shall be binding upon the undersigned and his legal representatives and may not be modified or terminated orally.


                                                      /s/ Thomas J. Cobery
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